EXHIBIT 10.10

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the “First Amendment”) is made effective as of the 29th day of June, 2023 by and between NextPlat Corp., a Nevada corporation (the “Corporation”) and Cecile Munnik, an individual (the “Employee”) (the Corporation and the Employee are from time to time referred to individually as a “Party” and collectively as the “Parties”) as follows:

RECITALS

WHEREAS, the Parties are parties to that certain Employment Agreement made effective as of November 14, 2022 (the “Original Employment Agreement”); and

WHEREAS, the Original Employment Agreement and this First Amendment are hereinafter referred to collectively as the “Employment Agreement”; and

WHEREAS, the Employee is employed as the Chief Financial Officer of the Corporation (the “CFO”; and

WHEREAS, the Corporation is desirous of continuing the employment of the Employee, and the Employee is desirous of continuing her employment with the Corporation under the terms of this First Amendment.

NOW, THEREFORE, in accordance with Section 13(d) of the Original Employment Agreement and in exchange for good and valuable consideration the receipt and sufficiency of which the Parties expressly acknowledged, the Parties agree as follows:

A.    Amendment to Section 2. Section 2 of the Original Employment Agreement is amended to read as follows:

2.         Duties. The Employee shall serve as the Chief Financial Officer of the Corporation, with such duties, responsibilities, and authority as are commensurate and consistent with her position, as may be, from time to time, assigned to her by the CEO of the Corporation. During the Term (as defined in Section 3), the Employee shall devote all of her full business time and efforts to the performance of her duties hereunder unless otherwise authorized by the CEO. Notwithstanding anything contained herein regarding the Employee’s duties, the Corporation specifically acknowledges and agrees that beginning on the Effective Date and continuing through June 30, 2024, Employee shall devote thirty percent (30%) of her business time and efforts to the performance of her duties hereunder to the Corporation (“Employee’s Partial Employment Period”) and the remaining seventy percent (70%) of her business time and efforts to Progressive Care, Inc., a Delaware corporation (“Progressive”), pursuant to that certain Employment Agreement by and between the Employee and Progressive, as amended (the “Progressive Employment Agreement”), a true and correct copy of which is attached as Exhibit “A”. Thereafter, the Employee’s Partial Employment Period shall immediately and automatically expire and Employee’s employment with Progressive shall terminate. Then commencing on July 1, 2024, Employee shall devote all of her business time and effort to the performance of her duties hereunder unless otherwise authorized by the CEO of the Corporation. Employee shall notify the Corporation of any physical, mental, or emotional incapacity resulting from injury, sickness, or disease that affects Employee’s ability to carry out the duties and responsibilities of the Employee’s position with the Corporation.

B.    No Conflict. This Third Amendment supersedes the Agreement, First Amendment, Second Amendment and all prior or contemporaneous negotiations, commitment, agreements, and writings with respect to the subject matter hereof, all such other negotiations, commitments, agreements, and writings relating to the subject matter of this Amendment shall be of no further force or effect. If there is a conflict between the terms of this Amendment and the terms of the Agreement, this Amendment shall control.

C.    Counterparts. This Third Amendment may be executed in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURES ON THE FOLLOWING PAGE]

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

SIGNATURE PAGE

THE CORPORATION:

NEXTPLAT CORP., a Nevada

corporation

By:_______________________________

Name: Charles M. Fernandez

Title: Chief Executive Officer

THE EMPLOYEE:

__________________________________

Cecile Munnik, an individual